CLIENT SERVICES CALLOUT SCRIPT
OVERNIGHT 1ST MAILING AND SUBSEQUENT CALLOUT CAMPAIGNS
Introduction
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING FROM FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING WE SENT YOU REGARDING THE FIDELITY ADVISOR SHORT-INTERMEDIATE MUNICIPAL INCOME FUND. I'M ASSISTING FIDELITY WITH THE PROXY VOTE TO APPROVE AN IMPORTANT PROPOSAL THAT AFFECTS THE FUND AND YOUR INVESTMENT IN IT.
I AM CALLING YOU TO ENCOURAGE YOU TO VOTE YOUR PROXY IF YOU HAVE NOT
YET DONE SO.
HAVE YOU RECEIVED THE FIDELITY ADVISOR SHORT-INTERMEDIATE MUNICIPAL INCOME FUND PROXY MATERIAL? THE PACKAGE WAS DATED MARCH 9,1998. (If Federal Express mailing, describe Fed-X Envelope [red white and blue/ delivered to the door]. If regular mailing, describe the mailing to the shareholder if he/she does not recall it ==> 8x11" envelope with yellow and black bar down the side.)
If NO: Confirm shareholder's address for the purpose of sending proxy materials.
Q: COULD I PLEASE CONFIRM YOUR ADDRESS FOR THE PURPOSE OF SENDING PROXY MATERIALS TO YOU?
Tell the shareholder that a new package will be mailed to him/her.
Ask the shareholder to review the material upon receipt and vote his/her shares by signing, dating and mailing the proxy card in the return envelope provided, before the shareholder meeting on May 4, 1998. Thank the shareholder for his/ her time. (End phone call.)
If YES: Q:  HAVE YOU REVIEWED THE MATERIAL?
If NO: PLEASE REVIEW THE MATERIAL AT YOUR EARLIEST CONVENIENCE AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED ON MAY 4, 1998.
THERE ARE SEVERAL OPTIONS BY WHICH TO CAST YOUR VOTE. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX BOTH SIDES OF YOUR SIGNED PROXY CARD TO 1-888-451-8683. TO VOTE BY PHONE, PLEASE CALL OUR PROXY SOLICITOR, D.F. KING & CO., INC. TOLL-FREE AT 1-800-848-3155 WEEKDAYS FROM 8 A.M.- 8 P.M. EST. [IF APPLICABLE] OR TO VOTE BY RETURNING THE BALLOT CARD USING FEDERAL EXPRESS, SIMPLY RECORD YOUR VOTE ON THE ENCLOSED PROXY CARD. YOU CAN RETURN YOUR SIGNED PROXY CARD IN THE FEDERAL EXPRESS ENVELOPE PROVIDED. TO USE THIS RETURN ENVELOPE, CALL FEDERAL EXPRESS AT 1-800-238-5355. FEDERAL EXPRESS WILL PICK UP THE ENVELOPE AT YOUR LOCATION. THERE IS NO CHARGE TO YOU FOR SENDING THE OVERNIGHT PACKAGE.
If YES: DO YOU HAVE ANY QUESTIONS?
If YES: Answer questions using the proxy material and Q&A and then encourage the shareholder to vote.
SCRIPT FOR LEAVING A MESSAGE ON AN ANSWERING MACHINE
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING FROM FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING WE SENT YOU REGARDING THE FIDELITY ADVISOR SHORT-INTERMEDIATE MUNICIPAL INCOME FUND. I'M ASSISTING FIDELITY WITH THE PROXY VOTE TO APPROVE AN IMPORTANT PROPOSAL THAT AFFECTS THE FUND AND YOUR INVESTMENT IN IT.
AS AN OWNER OF THE FIDELITY ADVISOR SHORT-INTERMEDIATE MUNICIPAL INCOME FUND, YOU SHOULD HAVE RECEIVED PROXY MATERIALS IN THE MAIL. AT YOUR EARLIEST CONVENIENCE, PLEASE SIGN, DATE AND MAIL THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED TO YOU. IF YOU HAVE ANY QUESTIONS ABOUT THE PROPOSAL OR DID NOT RECEIVE ANY PROXY MATERIAL, PLEASE CALL FIDELITY AT 1-800-522-7297. THANK YOU FOR YOUR TIME.

LOG SHEET
 Date__________________
 Fidelity Rep_________________
Address Correction
Social Security No.  (record from database; do not ask
shareholder)________________
Shareholder
Name_______________________________________________________
Street Address
_________________________________________________________
City_________________________State_____________Zip
Code_________________
Materials to Be Sent Advisor Short-Intermediate Municipal Income
Proxy Card Only  ________
Full Proxy Kit  ________
Comments
Notable Shareholder
Response____________________________________________
_____________________________________________________________________
_____________________________________________________________________
Other Comments________________________________________________________
______________________________________________________________________
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